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EXHIBIT 13.1

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certify that to our knowledge the Annual Report on Form 20-F for the fiscal year ended December 31, 2008 of Portugal Telecom, SGPS, S.A. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2009

By:	/s/ ZEINAL ABEDIN MAHOMMED BAVA Name: Zeinal Abedin Mahommed Bava Title: Chief Executive Officer

Date: March 27, 2009

By:	/s/ LUIS PACHECO DE MELO Name: Luis Pacheco de Melo Title: Chief Financial Officer

        This certification accompanies this Annual Report on Form 20-F and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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  EXHIBIT 13.1
CERTIFICATION Pursuant to 18 United States Code § 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002